UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on January 26, 2017, Alliqua BioMedical, Inc. (the “Company”), AquaMed Technologies, Inc., a wholly owned subsidiary of the Company (the “Guarantor”), and Perceptive Credit Holdings, L.P. (“Perceptive”) entered into a Forbearance and Amendment Agreement, pursuant to which the parties agreed to certain amendments and modifications to the terms of the Credit Agreement and Guaranty, dated May 29, 2015, by and among the Company, the Guarantor and Perceptive (the “Credit Agreement”), including, among other things, an extension to the then effective forbearance period in respect of the Company’s default of a covenant pertaining to trailing twelve-month revenue under the Credit Agreement as of both September 30, 2016, and December 31, 2016, which was further extended by Amendment No.1 to Forbearance and Amendment Agreement, dated March 7, 2017.

On April 27, 2017, the Company, the Guarantor and Perceptive entered into Amendment No.2 to Forbearance and Amendment Agreement (the “Amendment”), pursuant to which Perceptive agreed to extend the forbearance period and to forbear from exercising any rights and remedies related to the Company’s default of a covenant pertaining to trailing twelve-month revenue under the Credit Agreement as of September 30, 2016, December 31, 2016, and March 31, 2017 (the “Specified Defaults”), until the earlier of (i) June 30, 2017, and (ii) the date when Perceptive becomes aware that any other default (other than the Specified Defaults) has occurred and is continuing (such earlier date, the “Termination Date”). Perceptive reserved the right, commencing on the Termination Date, to pursue any rights and remedies available to it under the Credit Agreement with respect to any of the Specified Defaults.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment No.2 to Forbearance and Amendment Agreement, dated April 27, 2017, by and among Alliqua BioMedical, Inc., AquaMed Technologies, Inc. and Perceptive Credit Holdings, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: May 1, 2017	By:	/s/ Brian Posner
		Name:	Brian Posner
		Title:	Chief Financial Officer